UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2009

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada MKA 4K9	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On March 31, 2009, pursuant to unanimous written consent of the Board of Directors of Element 21 Golf Company (the “Company”), in lieu of a meeting, the Company notified its current transfer agent, Equity Transfer & Trust Company, that effective as of April 15, 2009,  its services were terminated, and appointed Continental Stock Transfer and Trust Company  (“Continental”) as its new stock transfer agent, which shall become effective as of April 15, 2009.

Contact information for Continental is as follows:

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Fl
New York, NY 10004
Tel: (212) 509-4000 ext. 201
Fax: (212) 509-5150

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.  None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: April 2, 2009	By:	/s/ Nataliya Hearn
Dr. Nataliya Hearn
President